May 1, 2018

Summary
Prospectus

Victory RS International VIP Series

Class I Shares

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated May 1, 2018 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFunds.com.

Shares are currently offered to insurance company separate accounts funding certain variable annuity contracts and variable life insurance policies issued by life insurance companies. For more information, call your participating insurance company.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

VictoryFunds.com
800-539-FUND
(800-539-3863)

 RS International VIP Series Summary

Investment Objective

The RS International VIP Series ("Fund") seeks to provide long-term capital appreciation.

Fund Fees and Expenses

The table below describes the fees and expenses applicable to Class I shares of the Fund. The table does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Fund. If these charges were included, overall expenses would be higher. For more information about these fees and charges, refer to the prospectus for the variable annuity contract or variable life insurance policy.

Annual Fund Operating Expenses (xpenses that you pay each year as a percentage of the value of your investment)	Class I Shares
Management Fees	0.80%
Distribution (12b-1) Fees	N/A
Other Expenses	0.15%
Total Annual Fund Operating Expenses	0.95%
Fee Waiver/Expense Reimbursement	-0.02%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[1]	0.93%

1  Victory Capital Management Inc., the Fund's investment adviser ("Adviser"), has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 0.93% through at least April 30, 2019. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) recoupment. This agreement may only be terminated by the Fund's Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example does not include the fees and charges related to the variable annuity contract or variable life insurance policy that offers the Fund. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$95	$301	$524	$1,165

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 57% of the average value of its portfolio.

Principal Investment Strategy

The Adviser pursues the Fund's investment objective by investing, under normal circumstances, at least 80% of the value of the Fund's net assets in common stocks and convertible securities issued by companies (1) organized, domiciled, or with a principal office outside of the United States, (2) the securities of which primarily trade in a market located outside of the United States, or (3) that do a substantial amount of business outside of the United States, which the Adviser considers to be companies that derive at least 50% of their revenue or profits from business outside the United States or have at least 50% of their sales or assets outside the United States.

The Fund does not usually focus its investments in a particular industry or country. A significant part of the Fund's assets will normally be divided among continental Europe, the United Kingdom, Japan, and Asia/Pacific region (including Australia and New Zealand). However, there are no limitations on how much money the Fund can invest in any one country. The Fund may invest up to 20% (measured at the time of purchase) of its total assets in countries in emerging markets when the Adviser believes it would be appropriate to do so.

The Adviser employs both fundamental analysis and a data-driven approach in seeking to identify companies across the market capitalization spectrum that it believes can sustain long-term growth. Valuation is also an integral part of the investment process. The Adviser seeks to identify companies that it believes possess strong earnings quality, operational efficiency, sound management, favorable growth characteristics, and attractive valuations, and that enjoy favorable market sentiment. The Adviser monitors macroeconomic and political trends, as well as risk exposures, as part of the overall investment process.

The Adviser regularly reviews the Fund's investments and will sell securities when the Adviser believes the securities are no longer attractive because (1) a deterioration in rank of the security in accordance to the Adviser’s process, (2) of price appreciation, (3) of a change in the fundamental outlook of the company or (4) other investments available are considered to be more attractive.

The Fund may also invest in foreign issuers through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or similar investment vehicles.

The Fund may invest in companies of any size. As a result of its investment strategy, the Fund may experience annual portfolio turnover in excess of 100%.

Principal Risks

The Fund's investments are subject to the following principal risks:

  Emerging Markets Risk – The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.
  Equity Risk – The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected. Price changes may be temporary or last for extended periods.
  Foreign Securities Risk – Foreign securities (including ADRs and GDRs) are subject to political, regulatory, and economic risks not present in domestic investments. In addition, when the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment.
  Large Capitalization Stock Risk – The securities of large cap companies may underperform the securities of smaller cap companies or the market as a whole. The growth rate of larger, more established companies may lag those of smaller companies, especially during periods of economic expansion.
  Liquidity Risk – Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. Adverse market or economic conditions may adversely affect the liquidity of the Fund's investments and may lead to increased redemptions. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.
  Management Risk – The Adviser may not execute the Fund's principal investment strategy effectively.
  Portfolio Turnover Risk – Frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.
  Smaller Company Risk – Small and mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.
  Stock Market Risk – Overall stock market risks may affect the value of the Fund. Factors such as domestic and international economic growth and market conditions, interest rate levels and political events affect the securities markets.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the the past 10 years. The table compares the Fund’s average annual total returns over the same period to a broad measure of market performance. We assume reinvestment of dividends and distributions.

The returns in the bar chart and performance table do not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Fund. If such fees and expenses were reflected, the returns would be lower than those shown. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information for the Fund is available at https:// www.guardianlife.com/annuities/ prices-and-performance.

Performance information for periods prior to July 30, 2016 reflects the historical performance of the RS International VIP Series, a series of RS Variable Products Trust (the predecessor to the Series managed by RS Investment Management Co. LLC) (the "predecessor fund"). The Fund's performance has not been restated to reflect any differences in expenses paid by the predecessor fund and those paid by the Fund. The predecessor fund's investment strategy and investment team changed on July 1, 2013.

Calendar Year Returns for Class I Shares

(calendar year-end)

Highest Quarter	26.42% (quarter ended June 30, 2009)
Lowest Quarter	-23.07% (quarter ended December 31, 2008)

Average Annual Total Returns (For the Periods Ended December 31, 2017)	1 Year	5 Years	10 Years
Class I Shares	25.68%	7.93%	3.26%
Index
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes, except foreign withholdings taxes)	25.03%	7.90%	1.94%

Management of the Fund

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of the Adviser's RS Investments investment franchise.

Investment Team

	Title	Tenure with the Fund
U-Wen Kok, CFA	Chief Investment Officer	Since 2013
Adam Mezan, CFA	Equity Analyst	Since May 2018

Purchase and Sale of Fund Shares

Shares of the Fund are currently offered to certain separate accounts to fund variable annuity contracts and variable life insurance policies issued by insurance companies. Shares of the Fund are not offered directly to the public and investors cannot place orders to purchase or sell shares with the Fund directly. Please refer to the separate account prospectus for information on how to manage your investment options in the Fund and any fees that may apply.

Tax Information

Since the Fund is only offered for investment through a tax-deferred arrangement, such as a variable insurance product, the Fund's distributions are not generally taxable. Such tax-deferred arrangements may be taxed later upon withdrawals of monies from those arrangements.

Payments to Insurance Companies

The Fund, through Victory Capital Advisers, Inc., its distributor ("Distributor"), may pay fees for activities primarily intended to result in the sale of Fund shares to insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. These payments may create a conflict of interest by influencing insurance companies to include the Fund as an underlying investment option in its variable insurance products. Ask your variable products salesperson or visit the insurance company's website for more information.

Victory Funds
4900 Tiedeman Road, 4th Floor
Brooklyn, OH 44144

VVIF-RS-IVIP-SUMPRO (05/18)